CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the captions “Portfolio Holdings Information” and “Independent Registered Public Accounting Firm” in this Registration Statement (Form N-1A) of DireXion Insurance Trust (formerly Potomac Insurance Trust), comprising VP Total Market Bull 1.25X Fund, the VP Total Market Bear 1.25X Fund, the VP S&P 500® Bull 1.25X Fund, the VP S&P 500® Bear 1.25X Fund, the VP NASDAQ-100® Bull 1.25X Fund, the VP NASDAQ-100® Bear 1.25X Fund, the VP Mid Cap Bull 1.25X Fund, the VP Mid Cap Bear 1.25X Fund, the VP Small Cap Bull 1.25X Fund, the VP Small Cap Bear 1.25X Fund, the VP Equity Income Bull 1.25X Fund, the VP Equity Income Bear 1.25X Fund, the VP Dollar Bull 1.25X Fund, the VP Dollar Bear 1.25X Fund, the VP Japan Bull 1.25X Fund, the VP Japan Bear 1.25X Fund, the VP Emerging Markets Bull 1.25X Fund, the VP Emerging Markets Bear 1.25X Fund, the VP Developed Markets Bull 1.25X Fund, the VP Developed Markets Bear 1.25X Fund, the VP Latin America Bull 1.25X Fund, the VP Latin America Bear 1.25X Fund, the VP Real Estate Bull 1.25X Fund, the VP Real Estate Bear 1.25X Fund, the VP Commodity Bull 1.25X Fund, the VP Commodity Bear 1.25X Fund, the VP Biotech Bull 1.25X Fund, the VP Biotech Bear 1.25X Fund, the VP Oil & Gas Bull 1.25X Fund, the VP Oil & Gas Bear 1.25X Fund, the VP Precious Metals Bull 1.25X Fund, the VP Precious Metals Bear 1.25X Fund, the VP Healthcare Bull 1.25X Fund, the VP Healthcare Bear 1.25X Fund, the VP Financial Bull 1.25X Fund, the VP Financial Bear 1.25X Fund, the VP 10 Year Note Bull 1.75X Fund, the VP 10 Year Note Bear 1.75X Fund, and the VP U.S. Government Money Market Fund, to be filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 25 to the Registration Statement under the Securities Act of 1933 (File No. 333-93813) and in this Amendment No. 27 to the Registration Statement under the Investment Company Act of 1940 (File No. 811-09761).

/s/ Ernst & Young LLP

Chicago, Illinois
June 15, 2006